Exhibit 24

DIRECTORS’ POWER OF ATTORNEY

             KNOW ALL MEN BY THESE  PRESENTS,  That the  undersigned  Director  of  Protective  Life
     Corporation,  a  Delaware  corporation  (the  "Company"),  by his  execution  hereof or upon an identical  counterpart  hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D.
     Johns,  Deborah  J.  Long,  or Jerry W.  DeFoor,  and each or any of them,  his true and lawful attorneys-in-fact  and agents,  for him and in his name,  place and stead,  to execute and sign the  Annual  Report on Form  10-K for the year  ended  December  31,  1999,  to be filed by the
     Company  with  the  Securities  and  Exchange  Commission  pursuant  to the  provisions  of the
     Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments to such Annual  Report,  and to file same,  with all exhibits and schedules  thereto and all other documents in connection therewith,  with the Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and  agents,  and each of them,  full  power and  authority  to do and perform  each and every  act and  thing  requisite  and  necessary  to be done in and about the premises,  as  fully  to all  intents  and  purposes  as the  undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

             IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his hand and seal this
             7th day of February, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/WILLIAM J. CABANISS
                                                           -----------------------
                                                           William J. Cabaniss, Jr.
                                                           Director

                                      DIRECTORS' POWER OF ATTORNEY
                                      ----------------------------

         KNOW ALL MEN BY THESE  PRESENTS,  That the  undersigned  Officer and/or  Director of Protective
Life Corporation,  a Delaware corporation (the "Company"),  by his execution hereof or upon an identical counterpart hereof,  does hereby constitute and appoint Drayton Nabers,  Jr., John D. Johns,  Deborah J.
Long, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact  and agents, for him and in his name,  place and stead,  to execute  and sign the Annual  Report on Form 10-K for the year ended  December 31, 1999, to be filed by the Company with the  Securities  and Exchange  Commission pursuant to the  provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments  to such  Annual  Report,  and to file same,  with all  exhibits  and  schedules thereto and all other documents in connection  therewith,  with the Securities and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his hand and seal this
            7th day of February, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/DRAYTON NABERS, JR.
                                                           -----------------------
                                                           Drayton Nabers, Jr.
                                                           Director

                                      DIRECTORS' POWER OF ATTORNEY
                                      ----------------------------

         KNOW ALL MEN BY THESE PRESENTS,  That the undersigned  Director of Protective Life Corporation, a Delaware  corporation  (the  "Company"),  by his  execution  hereof or upon an  identical  counterpart hereof,  does hereby  constitute and appoint  Drayton  Nabers,  Jr., John D. Johns,  Deborah J. Long, or
Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact  and agents,  for him and in his name,  place and  stead,  to  execute  and sign the  Annual  Report on Form 10-K for the year ended  December  31,  1999,  to be filed by the Company  with the  Securities  and  Exchange  Commission pursuant to the  provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments  to such  Annual  Report,  and to file same,  with all  exhibits  and  schedules thereto and all other documents in connection  therewith,  with the Securities and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his hand and seal this
             7th day of February, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/JOHN J. MCMAHON, JR.
                                                           -----------------------
                                                           John J. McMahon, Jr.
                                                           Director

                                      DIRECTORS' POWER OF ATTORNEY
                                      ----------------------------

         KNOW ALL MEN BY THESE PRESENTS,  That the undersigned  Director of Protective Life Corporation, a Delaware  corporation  (the  "Company"),  by his  execution  hereof or upon an  identical  counterpart hereof,  does hereby  constitute and appoint  Drayton  Nabers,  Jr., John D. Johns,  Deborah J. Long, or
Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact  and agents,  for him and in his name,  place and  stead,  to  execute  and sign the  Annual  Report on Form 10-K for the year ended  December  31,  1999,  to be filed by the Company  with the  Securities  and  Exchange  Commission pursuant to the  provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments  to such  Annual  Report,  and to file same,  with all  exhibits  and  schedules thereto and all other documents in connection  therewith,  with the Securities and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his hand and seal this
             7th day of February, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/A.W. DAHLBERG
                                                           -----------------------
                                                           A.W. Dahlberg
                                                           Director

                                      DIRECTORS' POWER OF ATTORNEY
                                      ----------------------------

         KNOW ALL MEN BY THESE PRESENTS,  That the undersigned  Director of Protective Life Corporation, a Delaware  corporation  (the  "Company"),  by his  execution  hereof or upon an  identical  counterpart hereof,  does hereby  constitute and appoint  Drayton  Nabers,  Jr., John D. Johns,  Deborah J. Long, or
Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact  and agents,  for him and in his name,  place and  stead,  to  execute  and sign the  Annual  Report on Form 10-K for the year ended  December  31,  1999,  to be filed by the Company  with the  Securities  and  Exchange  Commission pursuant to the  provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments  to such  Annual  Report,  and to file same,  with all  exhibits  and  schedules thereto and all other documents in connection  therewith,  with the Securities and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his hand and seal this
             7th day of February, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/RONALD L. KUEHN, JR.
                                                           -----------------------
                                                           Ronald L. Kuehn, Jr.
                                                           Director

                                      DIRECTORS' POWER OF ATTORNEY
                                      ----------------------------

         KNOW ALL MEN BY THESE PRESENTS,  That the undersigned  Director of Protective Life Corporation, a Delaware  corporation  (the  "Company"),  by his  execution  hereof or upon an  identical  counterpart hereof,  does hereby  constitute and appoint  Drayton  Nabers,  Jr., John D. Johns,  Deborah J. Long, or
Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact  and agents,  for him and in his name,  place and  stead,  to  execute  and sign the  Annual  Report on Form 10-K for the year ended  December  31,  1999,  to be filed by the Company  with the  Securities  and  Exchange  Commission pursuant to the  provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments  to such  Annual  Report,  and to file same,  with all  exhibits  and  schedules thereto and all other documents in connection  therewith,  with the Securities and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his hand and seal this
             7th day of February, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/JAMES S. FRENCH
                                                           -----------------------
                                                           James S. French
                                                           Director

                                      DIRECTORS' POWER OF ATTORNEY
                                      ----------------------------

         KNOW ALL MEN BY THESE PRESENTS,  That the undersigned  Director of Protective Life Corporation, a Delaware  corporation  (the  "Company"),  by his  execution  hereof or upon an  identical  counterpart hereof,  does hereby  constitute and appoint  Drayton  Nabers,  Jr., John D. Johns,  Deborah J. Long, or
Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact  and agents,  for him and in his name,  place and  stead,  to  execute  and sign the  Annual  Report on Form 10-K for the year ended  December  31,  1999,  to be filed by the Company  with the  Securities  and  Exchange  Commission pursuant to the  provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments  to such  Annual  Report,  and to file same,  with all  exhibits  and  schedules thereto and all other documents in connection  therewith,  with the Securities and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his hand and seal this
             7th day of February, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/ROBERT A. YELLOWLEES
                                                           -----------------------
                                                           Robert A. Yellowlees
                                                           Director

                                      DIRECTORS' POWER OF ATTORNEY
                                      ----------------------------

         KNOW ALL MEN BY THESE  PRESENTS,  That the  undersigned  Officer and/or  Director of Protective
Life Corporation,  a Delaware corporation (the "Company"),  by his execution hereof or upon an identical counterpart hereof,  does hereby constitute and appoint Drayton Nabers,  Jr., John D. Johns,  Deborah J.
Long, or Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact  and agents, for him and in his name,  place and stead,  to execute  and sign the Annual  Report on Form 10-K for the year ended  December 31, 1999, to be filed by the Company with the  Securities  and Exchange  Commission pursuant to the  provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments  to such  Annual  Report,  and to file same,  with all  exhibits  and  schedules thereto and all other documents in connection  therewith,  with the Securities and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his hand and seal this
             7th day of February, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/JOHN D. JOHNS
                                                           -----------------------
                                                           John D. Johns
                                                           Director

                                      DIRECTORS' POWER OF ATTORNEY
                                      ----------------------------

         KNOW ALL MEN BY THESE PRESENTS,  That the undersigned  Director of Protective Life Corporation, a Delaware  corporation  ("Company"),  by her execution hereof or upon an identical  counterpart hereof, does hereby  constitute and appoint  Drayton  Nabers,  Jr., John D. Johns,  Deborah J. Long, or Jerry W.
DeFoor,  and each or any of them, her true and lawful  attorneys-in-fact  and agents, for her and in her name,  place  and  stead,  to  execute  and sign  the  Annual  Report  on Form  10-K for the year  ended
December 31, 1999, to be filed by the Company with the  Securities and Exchange  Commission  pursuant to the  provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all amendments to such Annual  Report,  and to file same,  with all exhibits and  schedules  thereto and all other  documents in connection  therewith,  with the Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully to all intents and purposes as the  undersigned  might or could do in person,  hereby  ratifying and confirming all the acts of said  attorneys-in-fact  and  agents or any of them which  they may  lawfully  do in the premises or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set her hand and seal this
             7th day of February, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/ELAINE L. CHAO
                                                           -----------------------
                                                           Elaine L. Chao         .
                                                           Director

                                      DIRECTORS' POWER OF ATTORNEY
                                      ----------------------------

         KNOW ALL MEN BY THESE PRESENTS,  That the undersigned  Director of Protective Life Corporation, a Delaware  corporation  (the  "Company"),  by his  execution  hereof or upon an  identical  counterpart hereof,  does hereby  constitute and appoint  Drayton  Nabers,  Jr., John D. Johns,  Deborah J. Long, or
Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact  and agents,  for him and in his name,  place and  stead,  to  execute  and sign the  Annual  Report on Form 10-K for the year ended  December  31,  1999,  to be filed by the Company  with the  Securities  and  Exchange  Commission pursuant to the  provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments  to such  Annual  Report,  and to file same,  with all  exhibits  and  schedules thereto and all other documents in connection  therewith,  with the Securities and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his hand and seal this
             7th day of February, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/DONALD M. JAMES
                                                           -----------------------
                                                           Donald M. James
                                                           Director

                                      DIRECTORS' POWER OF ATTORNEY
                                      ----------------------------

         KNOW ALL MEN BY THESE PRESENTS,  That the undersigned  Director of Protective Life Corporation, a Delaware  corporation  (the  "Company"),  by his  execution  hereof or upon an  identical  counterpart hereof,  does hereby  constitute and appoint  Drayton  Nabers,  Jr., John D. Johns,  Deborah J. Long, or
Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact  and agents,  for him and in his name,  place and  stead,  to  execute  and sign the  Annual  Report on Form 10-K for the year ended  December  31,  1999,  to be filed by the Company  with the  Securities  and  Exchange  Commission pursuant to the  provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments  to such  Annual  Report,  and to file same,  with all  exhibits  and  schedules thereto and all other documents in connection  therewith,  with the Securities and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his hand and seal this
             7th day of February, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/J. GARY COOPER
                                                           -----------------------
                                                           J. Gary Cooper         .
                                                           Director

                                       DIRECTORS' POWER OF ATTORNEY
                                      ----------------------------

         KNOW ALL MEN BY THESE PRESENTS,  That the undersigned  Director of Protective Life Corporation, a Delaware  corporation  (the  "Company"),  by his  execution  hereof or upon an  identical  counterpart hereof,  does hereby  constitute and appoint  Drayton  Nabers,  Jr., John D. Johns,  Deborah J. Long, or
Jerry W. DeFoor,  and each or any of them,  his true and lawful  attorneys-in-fact  and agents,  for him and in his name,  place and  stead,  to  execute  and sign the  Annual  Report on Form 10-K for the year ended  December  31,  1999,  to be filed by the Company  with the  Securities  and  Exchange  Commission pursuant to the  provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments  to such  Annual  Report,  and to file same,  with all  exhibits  and  schedules thereto and all other documents in connection  therewith,  with the Securities and Exchange  Commission, granting unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his hand and seal this
            6th day of March, 2000.

     WITNESS:

   /S/DEBORAH J. LONG
   -------------------
      Deborah J. Long

                                                        /S/H. CORBIN DAY
                                                           -----------------------
                                                           H. Corbin Day          .
                                                           Director